Information as of December 31, 2016 Investor Presentation Exhibit 99.1

and individual income tax reform, federal government fiscal
challenges and Federal Reserve monetary policy, including policy regarding its holdings of Agency and U.S. Treasury Securities;
–
deterioration in credit quality and ratings of existing or future issuances of Fannie Mae, Freddie Mac or Ginnie Mae securities;
–
changes in legislation or regulation affecting Fannie Mae,
Freddie Mac, Ginnie
Mae and similar federal government
agencies and related guarantees;
–
changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company
Act of 1940;
–
other changes in legislation or regulation affecting the mortgage and banking industries; and
–
increases in costs and other general competitive factors.
Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Statement Concerning Forward-looking Statements
This
document
contains
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-
looking
statements
include,
without
limitation,
any
statement
that
may
predict,
forecast,
indicate
or
imply
future
results,
performance
or
achievements,
and
may
contain
the
words
“believe,”
“anticipate,”
“expect,”
“estimate,”
“intend,”
“will
be,”
“will
likely
continue,”
“will
likely
result,”
or
words
or
phrases
of
similar
meaning.
Forward-looking
statements
are
based
largely
on
the
expectations
of
management
and
are
subject
to
a
number
of
risks
and
uncertainties
including,
but
not
limited
to,
the
following:
In
addition
to
the
above
considerations,
actual
results
and
liquidity
are
affected
by
other
risks
and
uncertainties
which
could
cause
actual
results
to
be
significantly
different
from
those
expressed
or
implied
by
any
forward-looking
statements
included
herein.
It
is
not
possible
to
identify
all
of
the
risks,
uncertainties
and
other
factors
that
may
affect
future
results.
In
light
of
these
risks
and
uncertainties,
the
forward-
looking
events
and
circumstances
discussed
herein
may
not
occur
and
actual
results
could
differ
materially
from
those
anticipated
or
implied
in
the
forward-looking
statements.
Forward-looking
statements
speak
only
as
of
the
date
the
statement
is
made
and
the
Company
undertakes
no
obligation
to
update
or
revise
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Accordingly,
readers
of
this
document
are
cautioned
not
to
place
undue
reliance
on
any
forward-looking
statements
included
herein.
–
changes in general economic conditions;
–
fluctuations in interest rates and levels of mortgage
prepayments;
–
the effectiveness of risk management strategies;
–
the impact of differing levels of leverage employed;
–
liquidity of secondary markets and credit markets;
–
the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
–
the availability of new investment capital;
–
the availability of suitable qualifying investments from both an investment return and regulatory perspective;
–
changes in market conditions as a result of federal corporate and individual income tax reform, federal government fiscal

Company Summary
Proven Strategy of
Efficiently Managing
a Leveraged
Portfolio
of
Short-Duration
Agency-Guaranteed
ARM Securities
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
•
Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT.
•
Our sole
focus is on managing a leveraged portfolio of short-duration* agency-guaranteed (i.e. Fannie Mae, Freddie
Mac and Ginnie Mae) residential ARM securities that is appropriately hedged and can earn attractive risk-adjusted returns over the long term, with little, if any, credit risk.
•
At December 31, 2016, our agency-guaranteed ARM securities portfolio stood at $13.32 billion, supported by $1.35 billion in long-term investment capital levered 9.02 times.
•
Our short-duration strategy differentiates us from our peers because the adjustable-rate mortgages underlying our portfolio reset to more current interest rates within a relatively short period of time:
•
allowing us to benefit from future recoveries in financing spreads that typically contract during periods of rising interest rates, and
•
resulting in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer-duration ARM or fixed-rate mortgage securities.
•
By virtue of being internally-managed and with our sole focus on agency-guaranteed securities, we are arguably the most efficient mortgage REIT in the industry.
•
Our top three executive officers have a combined 75 years of mortgage finance industry experience.
•
We are internally-managed with low operating costs and a strong focus on performance-based compensation.
•
This structure greatly enhances the alignment of management interests with those of our stockholders.
3
•
This singular and straight-forward investment strategy, together with our use of cash flow hedge accounting allows for easily understood, transparent financial reporting, with limited use of non-GAAP financial measures.
•
Additional
transparency
is
evident
by
virtue
of
our
internally-managed
structure
–
our
compensation-related
decisions
and costs are fully disclosed and subject to annual say-on-pay approvals.
•
We make every effort to provide additional analysis in our earnings reports, SEC filings and analyst presentations that tells our story in a complete and straight-forward fashion.
Straight-forward
Investment
Strategy and
Transparent
Reporting
*   Duration is a measure of market price sensitivity to interest rate movements.  A shorter duration generally indicates less interest rate risk.

Market Snapshot
(dollars in thousands, except per share amounts)

(a)
As
of
December
31,
2016.
Capstead’s $1.35 billion in long-term investment capital consists of $1.05 billion of our common equity trading on the
NYSE, $199 million of our 7.50% Series E perpetual preferred capital also trading on the NYSE, and $98 million in privately-placed unsecured borrowings maturing in 2035 and 2036.
Common
7.50%
Series E
Preferred
Long-Term
Unsecured
Borrowings
Total Long
-Term
Investment Capital
NYSE Stock Ticker
CMO
CMOPRE
Shares outstanding
(a)
95,989
8,234
Cost of preferred capital
7.76%
7.77%
7.76%
Price
as of March
6,
2017
$10.55
$24.33
Book Value per common share
(a)
$10.85
Price as a multiple of December 31, 2016
book value
97.2%
Recorded value
(a)
$1,048,628
$199,059
$
98,090
$1,345,777
Market capitalization as of March
6,
2017
$1,012,684
$200,333
$
98,090
$1,311,107

Capstead’s Economic Returns

(a) CMO economic returns exclude the effect of $(0.03) per share in separation of service charges associated with the July 2016 resignation of the Company’s former chief executive officer.
Including
this
unusual
charge,
our
economic
returns
would
have
been
lower
by
26
basis
points
in
2016,
and
by
7
and
5
basis
points
for
the
4-
and
5-year
averages,
respectively.
(b) Excludes $(0.28) per share one-time effect of preferred capital redemption and issuance transactions on book value in 2013.  Including this unusual charge, our economic returns would have
been
lower
by
52
and
41
basis
points
for
the
4-
and
5-year
averages,
respectively.
(c) Agency Peers: AGNC, AI, ANH, ARR, CYS, EARN, HTS, NLY, ORC.
(d) All Peers: Agency peers plus AMTG, CIM, DX, IVR, JMI, MFA, MITT, MTGE, NYMT, OAKS, RWT, TWO, WMC.
Our agency-only, short-duration ARM strategy typically leads to outperformance during periods of rising interest rates and/or worsening credit conditions relative to other mortgage REITs.

Components of our Economic Returns
Quarterly Earnings, Dividends and Changes in Book Value

For presentation purposes, we adjusted our Q2 2013 diluted EPS and related change in book value to exclude certain one-time effects of preferred capital redemption and issuance transactions totaling $(0.23) and $(0.28), respectively.  These transactions replaced higher-cost preferred equity to the benefit of future earnings.  See page 19 for further information and a reconciliation of diluted EPS to this presentation.
*
Our quarterly earnings are affected by the impact of changes in interest rates on mortgage refinancing activity and our borrowing costs.
Quarterly earnings can also fluctuate with seasonal factors, most notably higher mortgage prepayment levels typically experienced during the summer house-selling season.  We reassess the common dividend periodically based largely on how these factors are impacting expected future earnings.
Our book value per common share is directly impacted by changes in interest rates and other market conditions as our portfolio and our hedge instruments are marked-to-market  through stockholders’ equity.  Book value has also been impacted to the extent common dividends exceeded earnings resulting in returns of capital to our stockholders.

45%
55%
Capstead’s Proven Short-Duration Investment Strategy
7
As of December 31, 2016
We
finance
our
agency-guaranteed
residential
ARM
securities
primarily
with
30-
to
90-day
repurchase
arrangements
augmented
with
relatively
low-cost
two-
and
three-year
interest
rate
swap
agreements
and
longer-dated
secured
borrowings when available at attractive levels.
Residential ARM Securities Portfolio
Secured Borrowings & Swap Notional Amounts
(by quarter of borrowing maturities / contract expirations)
Total: $13.21 Billion (cost basis)
•
Our
portfolio
of
agency-guaranteed
ARM
securities
have
little,
if
any,
credit
risk
and
are
either
currently
resetting
to
more
current
rates
at
least
annually
or
will
begin
doing
so
in
five
years
or
less.
Our
Current-Reset
ARMs
reset
in
rate
in
less
than
18
months
and
our
Longer-to-Reset
ARMs
reset
in
less
than
five
years.
•
With
an
asset
duration*
of
approximately
11½
months
at
year-
end,
the
value
of
our
portfolio
is
naturally
less
exposed
to
changes
in
interest
rates
than
portfolios
containing
longer
duration
ARM
or
fixed-rate
securities.
This
relative
stability
affords
us
more
flexibility
in
managing
through
periods
of
market
stress.
•
We
have
long-term
relationships
with
a
variety
of
domestic
and
foreign
lending
counterparties.
At
year-end
we
had
borrowings
outstanding
with
21
counterparties.
•
We
routinely
borrow
for
30
to
90
days
and
extend
the
duration
of
our
borrowings
using
relatively
low-cost
two-
and
three-year
pay-
fixed
interest
rate
swap
agreements.
When
available
at
attractive
levels,
we
may
also
enter
into
longer-dated
secured
borrowings.
•
Together
with
our
portfolio-related
swap
agreements,
our
secured
borrowings
had
a
duration
of
approximately
8½
months
at
year-end,
resulting
in
a
net
duration
gap
of
approximately
3
months.
Longer-to-Reset
ARMs
$5.92 Billion
(cost basis)
Current-Reset
ARMs
$7.29 Billion
(cost basis)
* Duration is a common measure of market price sensitivity to interest rate movements.  A shorter duration generally indicates less interest rate risk.

Capstead’s Appropriate Use of Leverage

In our view, borrowing at current levels represents an appropriate use of leverage for a short-duration, agency-guaranteed ARM securities portfolio in today’s market conditions.

Financing Spread Analysis
As of December 31, 2016 (unaudited)

2016
Q4
Q3
Q2
Q1
Q4
Q3
Q2
Q1
Total financing spreads:
(a)
Yields on all interest-earning assets
1.49%
1.45%
1.53%
1.69%
1.62%
1.40%
1.42%
1.66%
Borrowing rates on all interest-paying liabilities
0.94
0.89
0.89
0.87
0.79
0.74
0.68
0.65
Total financing spreads
0.55
0.56
0.64
0.82
0.83
0.66
0.74
1.01
Financing spreads on residential mortgage
investments, a non-GAAP financial measure:
Cash yields on residential mortgage
investments
(b)
2.55%
2.52%
2.50%
2.47%
2.44%
2.42%
2.41%
2.42%
Investment premium amortization
(b)
(1.05)
(1.06)
(0.96)
(0.75)
(0.81)
(0.99)
(0.95)
(0.72)
Yields on residential mortgage investments
1.50
1.46
1.54
1.72
1.63
1.43
1.46
1.70
Unhedged secured borrowing rates
(c)
0.79
0.69
0.67
0.65
0.48
0.45
0.41
0.38
Hedged secured borrowing rates
(c)
0.95
0.93
0.96
0.93
0.87
0.84
0.77
0.75
Secured borrowing rates
0.89
0.84
0.84
0.82
0.73
0.69
0.62
0.59
Financing spreads on residential
mortgage investments
0.61
0.62
0.70
0.90
0.90
0.74
0.84
1.11
CPR
25.59
25.80
23.19
18.23
19.62
23.21
21.98
16.66
(a)
All interest-earning assets include residential mortgage investments, overnight investments and cash collateral receivable from interest rate swap counterparties.  All interest-paying liabilities include unsecured borrowings and cash collateral payable to interest rate swap counterparties.
(b)
Cash yields are based on the cash component of interest income.  Investment premium amortization is determined using the interest method which incorporates actual and anticipated future mortgage prepayments.  Both are expressed as a percentage calculated on average amortized cost basis for the indicated periods.
(c)
Unhedged borrowing rates represent average rates on secured borrowings, before consideration of interest rate swap agreements held for portfolio hedging purposes.  Hedged borrowing rates represent the average fixed-rate payments made on these swaps adjusted for differences between LIBOR-based variable-rate payments received and unhedged borrowing rates, as well as the effects of any hedge ineffectiveness.  Average fixed-rate swap payments were 0.80%, 0.75%, 0.73% and 0.69% for the fourth, third, second and first quarters of 2016, respectively, while average variable-rate payment adjustments were 0.15%, 0.18%, 0.23% and 0.24% for the same periods, respectively.  During 2016 and 2015, fixed-rate swap payments averaged 0.74% and
0.57% while variable-rate payment adjustments averaged 0.20% and 0.24%, respectively.
Cash yields continue to benefit from higher coupon interest rates as mortgage loans underlying our current-reset ARM securities reset to higher rates primarily due to increases in the underlying indices (principally 12-month LIBOR, six-month LIBOR and one-year CMT).
Mortgage prepayment levels directly impact our financing spreads because purchased investment premiums are amortized to earnings as portfolio yield adjustments.  Mortgage prepayments are influenced by housing market conditions, including prevailing mortgage interest rates, as well as seasonal factors, in particular the summer home selling season.  We experienced refinancing waves in both 2016 and 2015.
Unhedged borrowing have trended higher largely because of market expectations for higher short-term interest rates culminating with the Federal
Reserve’s December 2016 and 2015 quarter point increases in the Federal Funds Rate.  Hedged borrowing rates have generally trended higher as older, lower-rate swaps were replaced at higher rates, although beginning in the third quarter of 2016, these rates benefited from higher variable-rate receipts due to higher LIBOR rates.
2015

Changes in Interest Rates Affecting Capstead’s Earnings

The ten-year Treasury rate can be viewed as a proxy for mortgage interest rates.  After declining this spring and summer, the ten-year rate has increased significantly, particularly post-election.  One-month LIBOR also has increased due to money market reform and anticipation of Federal
Reserve actions to increase the Federal Funds Rate.
The primary indices underlying our residential ARM securities portfolio began increasing in 2015, in large part due to market expectations for
Federal Reserve action to increase the Federal Funds Rate.  Additionally, six- and 12-month LIBOR increased considerably during the latter part of
2016 in response to money market reform.  All three indices have continued increasing post year-end (indices presented through March 6, 2017).

Agency Mortgage Prepayment Speeds versus
Capstead Prepayment Speeds
Similar to what occurred in 2015, Capstead
experienced high prepayment levels during the summer months of 2016 reflecting declines in prevailing interest rates and seasonal factors.  While the 2016 refinancing wave peaked in September, declines in prepayment rates on ARM securities lagged declines in prepayment rates on fixed-rate mortgage securities during the fourth quarter and in January 2017.  However, with the sharp increase in interest rates post-election, opportunities for homeowners to refinance at lower rates have diminished and Agency ARM prepayment rates have dropped considerably in February and March.

*
Net
WAC,
or
weighted
average
coupon,
is
the
weighted
average
interest
rate
of
the
mortgage
loans
underlying
the
indicated
investments,
net
of
servicing
and
other
fees,
as
of
December
31,
2016.
Net
WAC
is
expressed
as
a
percentage
calculated
on
an
annualized
basis
on
the
unpaid
principal
balances
of
the
mortgage
loans
underlying
these
investments.
As
such
it
is
similar
to
cash
yield
on
the
portfolio
which
is
calculated
using
amortized
cost
basis.
Fully
indexed
WAC
represents
the
weighted
average
coupon
upon
one
or
more
resets
using
interest
rate
indexes
and
net
margins
in
effect,
as
of
December
31,
2016.
Gross
WAC
is
the
weighted
average
interest
rate
of
the
mortgage
loans
underlying
the
indicated
investments,
including
servicing
and
other
fees
paid
by
borrowers,
as
of
December
31,
2016.
Key Elements of Capstead’s ARM Portfolio
As of December 31, 2016 (dollars in thousands, unaudited)
12
NOTE:  Excludes $3 million legacy portfolio of fixed-rate investments.
The 2016 year-end Net WAC* on our current-reset ARMs was 25 basis points higher than at year-end 2015.  These securities’ Fully-
Indexed WAC* was 38 basis points higher.  This is primarily the result of increases in the underlying indices. These indices have increased further since year-end.  With these higher rates, ARM loans underlying the current-reset component of our portfolio can be expected to continue increasing in coupon in the coming quarters.
Fully-
Average
Months
Principal
Investment
Fair Market
Net
Indexed
Net
to
Balance
Premiums
($)
%
Value
WAC*
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities
$       3,867,294
$           114,375
$      3,981,669
102.96
$        4,074,538
2.77%
3.13%
1.70%
5.8
Freddie Mac Agency Securities
1,538,730
49,879
1,588,609
103.24
1,626,167
2.84
3.31
1.81
6.9
Ginnie Mae Agency Securities
1,662,262
55,573
1,717,835
103.34
1,722,965
2.25
2.38
1.51
6.6
Residential Mortgage Loans
1,839
9
1,848
100.49
1,874
3.80
3.10
2.08
4.9
(55% of total)
7,070,125
219,836
7,289,961
103.11
7,425,544
2.66
+0.33
2.99
1.68
6.2
Year-end 2015
2.41
+0.20
2.61
Longer-to-reset ARMs:
Fannie Mae Agency Securities
2,594,168
84,060
2,678,228
103.24
2,667,048
2.67
3.31
1.62
42.7
Freddie Mac Agency Securities
2,057,569
66,485
2,124,054
103.23
2,115,614
2.71
3.34
1.66
43.2
Ginnie Mae Agency Securities
1,080,898
34,727
1,115,625
103.21
1,105,323
2.92
2.36
1.51
38.9
(45% of total)
5,732,635
185,272
5,917,907
103.23
5,887,985
2.73
+0.41
3.14
1.61
42.2
Year-end 2015
2.77
-
0.13
2.64
12,802,760
$
405,108
$
13,207,868
$
103.16
13,313,529
$
2.69
+0.37
3.06
1.65
22.3
Year-end 2015
2.57
+0.05
2.62
Gross WAC (rate paid by borrowers)*
3.29
Amortized Cost Basis

Capstead’s Stockholder Friendly Structure

(a)
Expressed
on
an
annualized
basis
as
a
percentage
of
average
long-term
investment
capital,
excluding
the
effects
of
third
and
fourth
quarter
separation
of
service
charges
of
$2.7
million
and
$225,000,
respectively,
associated
with
the
July
resignation
of
the
Company’s
former
chief
executive
officer.
Capstead is a leader among our mortgage REIT peers in terms of operating cost efficiency.
We are internally-managed with low operating costs compared to our mortgage REIT peers.
Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management.
Additionally, our board of directors and our senior
executives hold a significant amount of Capstead stock.
As a result, we are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees.  Conversely, we are also not conflicted regarding whether or not to repurchase shares when appropriate.
Quarter
Year
Ended
Ended
Dec. 31, 2016
(a)
Dec. 31, 2016
(a)
Compensation-related expenses:
Fixed:
Salaries and related savings plan matching,
payroll taxes, insurance and other benefits
0.25%
0.26%
Variable:
Short-term incentive compensation:
Performance-based cash compensation program
0.31
0.20
Dividend equivalent rights
0.03
0.04
Long-term incentive compensation, principally
performance-based equity awards
0.03
0.11
Related savings plan matching and payroll taxes
0.03
0.02
0.40
0.37
0.65
0.63
Other platform expenses
0.32
0.34
0.97%
0.97%
The majority of compensation-related
expenses are performance-based.

Appendix 14

Capstead’s
Fourth Quarter 2016 Highlights
•
Generated
earnings
of
$17.5
million
or
$0.14
per
diluted
common
share
•
Paid
common
dividend
of
$0.23
per
common
share
•
Book
value
decreased
by
1.4%
($0.16)
due
to
changes
in
unrealized
gains
and
losses
on
the
portfolio
and
interest
rate
swaps
held
for
hedging
purposes,
and
by
0.8%
($0.09)
due
to
capital
returned
to
stockholders
in
the
form
of
dividends
in
excess
of
reported
earnings,
ending
the
quarter
at
$10.85
per
common
share
•
Yields
on
residential
mortgage
investments
increased
four
basis
points
to
1.50%
while
rates
on
related
secured
borrowings
increased
by
five
basis
points
to
0.89%
•
Total
financing
spreads
decreased
one
basis
point
to
0.55%
while
financing
spreads
on
residential
mortgage
investments,
a
non-GAAP
financial
measure,
also
decreased
one
basis
point
to
0.61%
•
Agency-guaranteed
residential
ARM
portfolio
and
related
leverage
ended
the
quarter
at
$13.32
billion
and
9.02
times
long-
term
investment
capital,
respectively
•
Management
remarks
from
our
January
25,
2017
earnings
press
release:
“Earnings
for
the
fourth
quarter
were
hampered
by
slower
than
anticipated
declines
in
mortgage
prepayment
levels.
As
a
result,
portfolio
yields
did
not
improve
as
much
as
expected.
While
the
2016
refinancing
wave
peaked
in
September,
declines
in
prepayment
rates
on
ARM
securities
have
lagged
declines
in
prepayment
rates
on
fixed-rate
mortgage
securities
during
the
fourth
quarter
and
in
January
2017.
However,
with
the
sharp
increase
in
interest
rates
post-election,
opportunities
for
homeowners
to
refinance
at
lower
rates
have
diminished
considerably.
This
is
expected
to
lead
to
lower
mortgage
prepayment
levels
in
the
coming
months,
benefiting
portfolio
yields
and
earnings.
“Additionally,
we
expect
cash
yields
to
continue
increasing
in
2017
as
coupon
interest
rates
on
mortgage
loans
underlying
our
portfolio
reset
to
higher
rates
based
on
higher
prevailing
six-
and
12-month
interest
rate
indices.
Our
borrowing
costs
are
also
currently
benefiting
from
higher
variable
rate
swap
receipts
due
to
higher
short-term
LIBOR
rates
relative
to
our
unhedged
borrowing
rates.
However,
future
actions
by
the
Federal
Reserve
to
increase
the
level
of
short-term
interest
rates
will
put
upward
pressure
on
unhedged
borrowing
rates
and
fixed-rate
swap
payment
requirements
on
new
swap
agreements.
Provided
the
Federal
Reserve
does
not
move
to
increase
short-term
interest
rates
at
a
considerably
faster
pace
than
the
financial
markets
currently
anticipate,
and
longer
term
interest
rates
remain
benign,
we
anticipate
reporting
improved
earnings
in
the
coming
quarters.
“During
the
fourth
quarter
of
2016,
longer-term
interest
rates
moved
significantly
higher,
as
illustrated
by
the
ten-year
Treasury
rate
increasing
85
basis
points
to
end
the
year
at
2.45%.
As
a
consequence,
longer
duration
mortgage-backed
securities
lost
considerable
value.
For
instance,
Fannie
Mae
30-year
fixed
3.0%
mortgage
securities
declined
in
price
by
approximately
4.75%
during
this
period.
In
contrast,
Capstead’s
ARM
securities
portfolio
performed
relatively
well,
experiencing
a
decline
in
overall
portfolio
pricing
of
just
0.49%.
“This
translated
into
a
fourth
quarter
book
value
decline
of
only
1.4%
due
to
changes
in
unrealized
gains
and
losses
on
the
portfolio
and
interest
rate
swaps
held
for
hedging
purposes.
As
a
result,
our
fourth
quarter
economic
return
(change
in
book
value
plus
dividends)
is
expected
to
significantly
outpace
the
performance
of
our
mortgage
REIT
peers
holding
longer
duration
portfolios
that
will
be
reporting
in
the
coming
weeks.
“We
remain
confident
in
our
strategy
of
cost-effectively
managing
a
leveraged
portfolio
of
agency-guaranteed
residential
ARM
securities
that
can
produce
attractive
risk-adjusted
returns
over
the
long
term
while
reducing,
but
not
eliminating,
sensitivity
to
changes
in
interest
rates.”

Capstead’s Quarterly Income Statements
(dollars in thousands, except per share amounts, unaudited)

December
September
June
March
December
2016
2016
2016
2016
2015
Interest income:
   Residential mortgage investments
50,040
$
49,845
$
53,309
$
59,500
$
57,518
$
   Other
143

174

128

192

60

50,183

50,019

53,437

59,692

57,578

Interest expense:
   Secured borrowings
(27,421)

(26,636)

(27,014)

(26,582)

(23,937)

   Unsecured borrowings
(1,910)

(1,970)

(1,976)

(1,977)

(2,087)

(29,331)

(28,606)

(28,990)

(28,559)

(26,024)

20,852

21,413

24,447

31,133

31,554

Other revenue (expense):
   Compensation-related expense
(2,219)

(1,299)

(2,042)

(3,224)

(2,627)

   Separation of service charge
(225)

(2,740)

                        -
                        -
                        -
   Other general and administrative expense
(1,117)

(1,239)

(1,157)

(1,169)

(1,170)

   Miscellaneous other revenue
159

305

382

613

600

(3,402)

(4,973)

(2,817)

(3,780)

(3,197)

Net income
17,450
$
16,440
$
21,630
$
27,353
$
28,357
$
Net income available to common stockholders:
Net income
17,450
$
16,440
$
21,630
$
27,353
$
28,357
$
Less preferred stock dividends
(3,857)

(3,846)

(3,843)

(3,826)

(3,821)

13,593
$
12,594
$
17,787
$
23,527
$
24,536
$
Net income per diluted common share
$0.14
$0.13
$0.19
$0.25
$0.26
Average long-term investment capital
1,369,928
$
1,380,006
$
1,388,476
$
1,398,043
$
1,431,338
$
Average balance of mortgage assets
13,320,407

13,629,220

13,837,817

13,848,718

14,115,691

Investment premium amortization
34,945

36,076

33,052

26,011

28,732

Average constant prepayment rate, or CPR
                 23.19%
                 18.23%
                 19.62%
Average total financing spreads
                   0.64
                   0.82
                   0.83
Average financing spreads on residential mortgage investments
(a)
                   0.70
                   0.90
                   0.90
                   0.62
Quarter Ended
                   0.61
                 25.59%
                   0.55
                   0.56
                 25.80%
(a)
See
page
19
for
further
information
regarding
this
non-GAAP
financial
measure.

Capstead’s Annual Income Statements –
Five Years Ended 2016
(dollars in thousands, except per share amounts, unaudited)
17
December
December
December
December
December
2016
2015
2014
2013
2012
Interest income:
Residential mortgage investments
212,694
$
215,989
$
226,749
$
215,137
$
255,931
$
Other
637

341

315

322

698

213,331

216,330

227,064

215,459

256,629

Interest expense:
Secured borrowings
(107,653)

(85,521)

(65,155)

(66,368)

(69,101)

Unsecured borrowings
(7,833)

(8,454)

(8,488)

(8,736)

(8,747)

(115,486)

(93,975)

(73,643)

(75,104)

(77,848)

97,845

122,355

153,421

140,355

178,781

Other revenue (expense):
Compensation-related expense
(8,784)

(10,200)

(8,302)

(9,341)

(10,972)

Separation of service charge
(2,965)

-

-

-

-

Other general and administrative expense
(4,682)

(4,798)

(4,157)

(4,476)

(4,271)

Miscellaneous other revenue (expense)
1,459

968

(142)

(300)

(171)

(14,972)

(14,030)

(12,601)

(14,117)

(15,414)

Income before equity in earnings of unconsolidated affiliates
82,873

108,325

140,820

126,238

163,367

Equity in earnings of unconsolidated affiliates
-

-

-

249

259

Net income
82,873
$
108,325
$
140,820
$
126,487
$
163,626
$
Net income per diluted common share
$0.70
$0.97
$1.33
$0.93
$1.50
Core earnings per diluted common share
(a)
$1.16
Average long-term investment capital
1,384,074
$
1,476,953
$
1,498,252
$
1,545,350
$
1,564,872
$
Average balance of mortgage assets
13,658,034

13,922,698

13,424,149

13,550,511

13,190,380

Investment premium amortization
130,084

121,190

101,872

125,872

96,677

Average constant prepayment rate, or CPR
                 17.28%
                 21.45%
                 17.60%
Average total financing spreads
                   1.06
                   0.96
                   1.26
Average financing spreads on residential mortgage investments
(a)
                   1.17
                   1.07
                   1.38
                   0.89
                   0.64
                   0.81
                 20.37%
Year Ended
                   0.72
                 23.20%
(a)
See
page
19
for
further
information
regarding
these
non-GAAP
financial
measures.

Capstead’s Comparative Balance Sheets
(dollars in thousands, except per share amounts, unaudited)

December 31,
December 31,
December 31,
December 31,
December 31,
2016
2015
2014
2013
2012
Assets
Residential mortgage investments
13,316,282
$
14,154,737
$
13,908,104
$
13,475,874
$
13,860,158
$
Cash collateral receivable from interest rate swap counterparties
29,660

50,193

53,139

25,502

49,972

Interest rate swap agreements at fair value
24,709

7,720

1,657

5,005

169

Cash and cash equivalents
56,732

54,185

307,526

413,356

425,445

Receivables and other assets
149,493

179,531

116,525

94,014

128,086

Investments in unconsolidated affiliates
-

-

-

-

3,117

13,576,876
$
14,446,366
$
14,386,951
$
14,013,751
$
14,466,947
$
Liabilities
Secured borrowings
12,145,346
$
12,958,394
$
12,806,843
$
12,482,900
$
12,784,238
$
Interest rate swap agreements at fair value
24,417

26,061

27,034

11,304

32,868

Unsecured borrowings
98,090

97,986

97,882

97,783

100,779

Common stock dividend payable
22,634

25,979

34,054

30,872

29,512

Accounts payable and accrued expenses
38,702

39,622

30,367

25,109

22,425

12,329,189

13,148,042

12,996,180

12,647,968

12,969,822

Stockholders' Equity
Preferred stock
199,059

197,172

183,936

165,756

188,992

Common stock
942,842

965,057

979,413

980,884

1,014,223

Accumulated other comprehensive income
105,786

136,095

227,422

219,143

293,910

1,247,687

1,298,324

1,390,771

1,365,783

1,497,125

13,576,876
$
14,446,366
$
14,386,951
$
14,013,751
$
14,466,947
$
Book value per common share (based on outstanding shares of
common stock and calculated assuming liquidation preferences for preferred stock) (unaudited)
$10.85
$11.42
$12.52
$12.47
$13.58
Long-term investment capital (stockholders' equity and
unsecured borrowings, net of investments in related
unconsolidated affiliates prior their dissolution in December
2013) (unaudited)
$1,345,777
$1,396,310
$1,488,653
$1,463,566
$1,594,787
Portfolio leverage (secured borrowings divided by
long-term investment capital) (unaudited)
9.02:1
9.28:1
8.60:1
8.53:1
8.02:1

2016
2015
Quarter Ended:
Q4
Q3
Q2
Q1
Q4
Q3
Q2
Q1
Total financing spreads
0.55%
0.56%
0.64%
0.82%
0.83%
0.66%
0.74%
1.01%
Impact of yields on other interest-earning assets
0.01
0.01
0.01
0.03
0.01
0.03
0.04
0.04
Impact of borrowing rates on other interest-paying
liabilities
0.05
0.05
0.05
0.05
0.06
0.05
0.06
0.06
Financing spreads on residential
mortgage investments
0.61
0.62
0.70
0.90
0.90
0.74
0.84
1.11
Non-GAAP Financial Measures
As of December 31, 2016 (unaudited)
19
Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities.  We believe presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.
Core earnings per diluted common share is a non-GAAP financial measure that differs from the related GAAP measure of net income per diluted common share by excluding certain one-time effects of second quarter 2013 transactions to redeem then-outstanding high-cost convertible preferred capital and issue our 7.50% Series E preferred shares.  We believe presenting this metric on a core earnings basis provides useful, comparative information for evaluating the Company’s performance.
Year Ended:
2016
2015
2014
2013
2012
Total financing spreads
0.64%
0.81%
1.06%
0.96%
1.26%
Impact of yields on other interest-earning assets
0.02
0.03
0.05
0.04
0.06
Impact of borrowing rates on other interest-paying
liabilities
0.06
0.05
0.06
0.07
0.06
Financing spreads on residential
mortgage investments
0.72
0.89
1.17
1.07
1.38
Core earnings available to common stockholders
Quarter Ended
Year Ended
and core earnings per diluted common share:
June 30, 2013
December 31, 2013
Net income available to common stockholders
$
4,103
$0.04
$
89,027
$0.93
Redemption preference premiums paid
19,924
0.21
19,924
0.21
Convertible preferred dividends accruing from the Series E preferred stock issue date to the convertible preferred redemption date
1,741
0.02
1,741
0.02
Core earnings available to common stockholders
$
25,768
$0.27
$110,692
$1.16

Experienced Management Team

Our top three executive officers have a combined 75 years of mortgage finance industry experience.
Phillip
A.
Reinsch
–
President
and
Chief
Executive
Officer,
Director,
Chief
Financial
Officer
and
Secretary
–
Appointed President, Chief Executive Officer and Director in July 2016
–
Served as Chief Financial Officer since 2003, and has served in other executive positions at Capstead since 1993
–
Formerly employed by Ernst & Young LLP focusing on mortgage banking and asset securitization
–
A CPA and member of the NAREIT Mortgage REIT Council, the FEI Dallas Chapter Real Estate Steering Committee and the NACD
Robert
R.
Spears
–
Executive
Vice
President,
Chief
Investment
Officer
–
Has served in asset and liability management positions at Capstead since 1994
–
Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Roy
S.
Kim
–
Senior
Vice
President,
Asset
and
Liability
Management
and
Treasurer
–
Joined Capstead in April 2015 augmenting our asset and liability management capabilities with primary responsibility for liability management
–
Has over 20 years experience in the mortgage finance industry, primarily in trading capacities with JP Morgan and Bank of America